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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________

                                   FORM 8-K
                           _________________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 23, 1996

                               MICHAEL FOODS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                  0-15568                  41-1579532
        --------                  -------                  ----------
(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)            Identification
                                                          Number)

                        324 PARK NATIONAL BANK BUILDING
                             5353 WAYZATA BOULEVARD
                         MINNEAPOLIS, MINNESOTA  55416
                        -------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (612) 546-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On December 23, 1996, Michael Foods, Inc., a Delaware corporation, and North Star Universal, Inc. issued a joint news release discussing their election to proceed with the merger of the companies based upon the receipt of a mutually acceptable opinion of certified public accountants as to the tax consequences of the transaction.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits


Exhibit Number            Description
--------------            -----------

99                        Press release of Michael Foods, Inc.,
                          issued December 23, 1996,



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: December 26, 1996

                                       MICHAEL FOODS, INC.


                                       By: /s/ John D. Reedy
                                          -----------------------
                                          John D. Reedy, Vice President-Finance,
                                          Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit Number        Description                                          Page
--------------        -----------                                          ----

99                    Press release of Michael Foods, Inc., issued
                      December 23, 1996.